AMERICAN REBEL™

America's Patriotic Brand

SEPTEMBER 2022

DISCLAIMER

Cautionary Note Regarding Forward-Looking Statements

- This presentation contains forward-looking statements that reflect our current expectations and views of future events, all of which are subject to risks and uncertainties. Forward-looking statements give our current expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "should," "intends," "expects," "plans," "goals," "projects," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of these terms or other comparable terminology. These forward-looking statements should be evaluated with consideration given to the risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements.
- Such forward-looking statements are based on a series of expectations, assumptions, estimates and projections about our Company, are not guarantees of future results or performance, and involve significant risks, uncertainties and other factors, including assumptions and projections, for all future periods. Our actual results may differ materially from any future results expressed or implied by such forward-looking statements. Such factors include, among others: our ability to achieve positive cash flow from operations and new business opportunities; our ability to integrate the operations of recently acquired businesses; our ability to meet production demands, both quantitively and qualitatively; our ability to expand our sales organization to address effectively existing and new markets that we intend to target; our ability to raise capital to fund future acquisitions or business opportunities; our ability to effectively enter into and compete in the electric bike industry; impact from future regulatory, judicial, and legislative changes or developments in the U.S. and foreign countries; our ability to compete effectively in a competitive industry; our ability to identify suitable acquisition candidates to consummate acquisitions on acceptable terms, or to successfully integrate acquisitions in connection with the execution of our growth strategy, the failure of which could disrupt our operations and adversely impact our business and operating results; our ability to obtain funding for our operations; our ability to attract collaborators and strategic arrangements; our ability to meet the Nasdaq Capital Market continued listing requirements; our ability to find adequate replacements in events of shortages of components and materials, and manage chain disruptions; our current reliance on our founder and Chief Executive Officer, Charles A, Ross; general business and economic conditions, including macroeconomic conditions resulting from the global COVID-19 pandemic; our ability to meet our financial obligations as they become due; the rate and degree of market acceptance and demand of our products; and other factors discussed in the Company's filings with the Securities and Exchange Commission (the "SEC"), including the Company's Annual Report on Form 10-K for the year ended December 31, 2021 (the "10-K").
- The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. The foregoing list of important factors does not include all such factors, nor necessarily present them in order of importance. For additional information regarding risk factors that could affect the Company, see "Risk Factors" in the 10-K.
- The Company intends the forward-looking statements to speak only as of the time of such statements and does not undertake or plan to update or revise such forward-looking statements as more information becomes available or to reflect changes in expectations, assumptions or results. The Company can give no assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of, or any material adverse change in, one or more of the risk factors or risks and uncertainties referred to in this presentation, could materially and adversely affect our results of operations, financial condition, and liquidity, and our future performance. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
- Unless the context otherwise requires, we use the terms "we," "us," "the Company," "American Rebel" and "our" to refer to American Rebel Holdings, Inc. and its consolidated subsidiaries.

Industry Data and Forecasts

- This presentation contains data related to the permanent and temporary safes, concealed self-defense products and electric bike industry in the United States and worldwide. This industry data includes projections that are based on a number of assumptions which have been derived from industry and government sources, which we believe to be reasonable. We have not independently verified such third-party information. Industry and market data could be inaccurate because of the method by which sources obtained their data and because information cannot be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. Industry and market data are often forecasts by industry experts best equipped to make forecasts, but all forecasts bear a certain degree of uncertainty and should not be relied upon as facts. Such data and estimates are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in "Risk Factors" in the 10-K. The permanent and temporary safes, concealed self-defense products and electric bike industries may not grow at the rate projected by industry data, or at all. The failure of the industries to grow as anticipated is likely to have a material adverse effect on our business and the market price of our Common Stock. In addition, the rapidly changing nature of the permanent and temporary safes, concealed self-defense and electric bike industries subjects any projections or estimates relating to the growth prospects or future condition of our industries to significant uncertainties. Furthermore, if any one or more of the assumptions underlying the industry data turns out to be incorrect, actual results may, and are likely to, differ from the projections based on these assumptions.

Financial Measures and Arrangements

- American Rebel's financial information in this presentation is derived from the audited and unaudited combined financial statements of the Company. This is not an offer to sell. All statements are qualified in their entirety by the Company's SEC filings, which can be obtained on the SEC's website at www.sec.gov.

AMERICAN REBEL™

THE AMERICAN REBEL STORY

Great Mind | Amazing Entrepreneur



BUD ROSS

Ross described as "great mind, amazing entrepreneur"

- Bud Ross, our founder Andy Ross's father, was a contributor to the founding of American Rebel in inspiration, design and manufacturing expertise.
- Bud recently passed away but his motivation and mentoring rings in our ears every day.



CEO/Founder of
KUSTOM ELECTRONICS

Kustom®





CEO/Founder of
BIRDVIEW SATELLITE

Birdview





Entrepreneur | Singer | Songwriter | TV Host | Bowhunter | Patriot


AMERICAN
REBEL
America's Patriotic Brand

ANDY ROSS

**"It is my great pleasure to introduce American Rebel. I invite you to be a part of this exciting lifestyle brand and join our patriotic family."
American Rebel - America's Patriotic Brand.**

- CEO/Founder of **Digital Ally**. Raised initial capital, developed the original product line, secured IP and brought the company to market.
- TV host of ***Maximum Archery*** and ***American Rebel*** for 12 years on the Outdoor Channel, Sportsman Channel and the Pursuit Channel.
- Music artist and singer/songwriter has released 3 CDs. His music receives significant radio airplay promoting Andy and the American Rebel brand.
- Andy's song "***Cold Dead Hand***" caught the attention of Danny "the Count" Koker and landed him on the History Channel's hit TV show ***Counting Cars.***
- Andy's song "***American Rebel***" has become a patriotic anthem and was the inspiration for the birth of American Rebel - America's Patriotic Brand.


Andy Ross
2A
Second Amendment


MAXIMUM ARCHERY
WORLD TOUR
ANDY ROSS
BIG FIVE


Andy Ross
ALL AMERICAN HEART




AMERICAN
SHOOTING
JOURNAL
American Patriot
ANDY ROSS
Hunter, Musician,
TV Show Host & 2A Defender
Tactical Training With
BENGHAZI
HEROES
Paronto &
Benton
Outdoorswoman
Martha Tansy
Alaska's Real Deal
GUN REVIEWS
New Shotguns
From Dickinson
& Mossberg
Brittany
Boddington
Bagging A Kyrgyzstan Ibex
ALSO INSIDE
Best Offensive
Handguns
Riflescope
Mounting
Norma's
EcoStrike Bullets


2ND
Amendment
muscle car


Andy Ross
TIME TO FIGHT




COLD DEAD HAND

AMERICAN REBEL

SEASONED MANAGEMENT TEAM

Primed for Growth


AMERICAN
REBEL

ANDY ROSS

CHAIRMAN, CHIEF EXECUTIVE OFFICER, & BOARD MEMBER

Andy weaves his passions as singer/songwriter, patriot, and self-defense advocate into the creation of America's Patriotic Brand. Prior to founding American Rebel Andy founded Digital Ally, Inc., which he established in 2005. At Digital Ally, Andy designed the initial products, raised capital and listed Digital Ally on NASDAQ where it continues to trade today. In addition to his entrepreneurial accomplishments, Andy served as host for twelve years of his own television shows, Maximum Archery and American Rebel, where he bowhunted all over the world and featured his love of self-defense, firearm and tactical skills and music. Andy's passion for American Rebel – America's Patriotic Brand keeps the company focused as many new opportunities are considered.



RAY CROSBY

CHIEF EXECUTIVE OFFICER – CHAMPION SAFE

Ray's 40+ years of experience in the safe industry is a tremendous asset to American Rebel. He and his brother founded Fort Knox Safe in 1982 and the #1 safe company today, Liberty Safe, in 1988. Ray founded Champion Safe in 1999 and has established Champion Safe as one of the top safe brands in the industry. Ray has been a leader fighting the dumping of cheap Chinese imported safes as his years of experience add credibility to protecting domestic safe manufacturers. American Rebel acquired Champion Safe July 2022 and Ray will continue post-acquisition as Champion's CEO.



DOUG GRAU

PRES., AMERICAN REBEL HOLDINGS, INC. & BOARD MEMBER

Doug has produced Andy's three CDs and has worked with Andy Ross in various capacities for thirteen years, currently serving as President and Principal Accounting Officer of American Rebel Holdings. Doug worked as an executive at Warner Bros. Records in Nashville for fifteen years, developing the talents of Travis Tritt, Little Texas, David Ball, Jeff Foxworthy, Bill Engvall, Larry the Cable Guy, Ron White, and others. Doug also worked in music copyright administration, music publishing and ran a boutique record label. Doug's marketing and business experience is a great benefit to American Rebel. Doug graduated from Belmont University with a Bachelor's degree in Business Administration.



COREY LAMBRECHT

BOARD MEMBER

Corey is a 20+ year public company executive. Since 2007 he has been a Director of CUI Global, Inc. (NASDAQ: CUI) and has served multiple terms on the Audit Committee. Corey served on the Board of ORHub, Inc. (OTC: ORHB) from July 2016 through December 2019. On January 17, 2020, he was appointed to serve as the Chief Financial Officer for Singlepoint Inc. (OTC: SING) and he previously served as a Board Member for Lifestyle Wireless, Inc. which, in 2012 merged into Singlepoint. He most recently served as the President and Chief Operating Officer at Earth911 Inc., a subsidiary of Infinity Resources Holdings Company (OTC: IRHC) from January 2010 to July 2013.



NATHAN FINDLEY

PRESIDENT, AMERICAN REBEL SAFES

Nathan joined American Rebel with over 15 years of outdoor and firearms industries experience. Most recently, he served as Director of Sales and Product Development with Liberty Safe. That opportunity stemmed from the acquisition of 9g Products by Liberty Safe where Nathan had a wide range of responsibilities including Product Development, Sourcing and Procurement, and New Dealer Business. Nathan has extensive product design experience that will benefit American Rebel's expanding product line. Nathan's education background includes engineering at Kansas State University and business at Johnson County Community College.



BRETT LAFFERTY

NATIONAL SALES MANAGER, AMERICAN REBEL SAFES

Prior to joining American Rebel in January 2019, Brett was Regional Sales Manager for Liberty Safe, responsible for sales in AR, KY, LA, MS, TN. Brett has expanded his territory as National Sales Manager at American Rebel and he is often travelling to visit accounts or attend trade shows. Brett will represent American Rebel Safes nationally and coordinate with the Champion Safe sales team to benefit both the American Rebel line of safes as well as the Champion brands of safes. Brett will also assist in the launch of new products to market. He has been instrumental in the launch of the industry's first inventory control safe, the HG-INV.



JORDAN BATH

OPERATIONS MANAGER, AMERICAN REBEL SAFES

Jordan joined American Rebel with knowledge and experience in the outdoor industry gained through his work with Liberty Safe. Jordan handles operations at American Rebel and is a great multi-tasker. Jordan will also lead American Rebel's efforts in the safe accessories market, including sourcing manufacturers, inventory management and sales. Jordan also manages American Rebel's trade show management and logistics. Jordan graduated from Washburn University with a B.S. in Criminal Justice and Security Administration. On weekends you can find him at BBQ competitions or volunteering for the Kansas Department of Wildlife.

AMERICAN REBEL™


AMERICANREBEL
AMERICANREBEL
AMERICANREBEL

THE SAFE WITH AN ATTITUDE

America's Patriotic Brand

AMERICAN REBEL

America's Patriotic Brand


AMERICAN REBEL
FREEDOM 50
AMERICAN REBEL
FREEDOM 30
AMERICAN REBEL
FREEDOM 20

AMERICAN REBEL ATTITUDE AT AN UNBELIEVABLE PRICE

AMERICAN STEEL

LIFE TIME WARRANTY

60 MINUTES | 1200°

AMERICANREBEL™

America's Patriotic Brand


AMERICAN REBEL
America's Patriotic Brand
2A LOCKER
AMERICAN REBEL
America's Patriotic Brand
2A LOCKER
AMERICAN REBEL
America's Patriotic Brand
2A LOCKER

DIVERSE PRODUCT OFFERINGS

Vault Door | Made in the USA


AMERICAN REBEL

DIVERSE PRODUCT OFFERINGS

Solving Problems with a Customized Solution


HOME GROWN

HG-INV INVENTORY CONTROL SAFE

- The HG-INV Inventory Safe provides cannabis dispensaries a reliable and safe solution.
- With wide-spread legalization, medical marijuana or recreational cannabis dispensaries, increasing governmental regulation and insurance requirements to lock their inventory after hours, the HG-INV Inventory Safe delivers a higher level of user experience with customized shelving and inventory notation system.
- The HG-INV has been introduced to the dispensary industry through trade show appearances while many dealers are actively cultivating dispensary business.
- Marketing the HG-INV can open new markets to American Rebel.



CHAMPION & SUPERIOR SAFE COMPANY

Foundational Figure in the Safe Business



RAY CROSBY

Ray Crosby is a foundational figure in the safe business. Ray and his brother Jay founded Fort Knox Safe in 1982 and the #1 safe company today, Liberty Safe, in 1988. Liberty was recently sold to a middle market private investment firm for $147.5 million.

In 1999, Ray founded Champion Safe, later expanding to include Superior Safe and Safe Guard Security Products. Champion Safe employs 100+ in their Utah factory and 300+ in their Nogales, Mexico facility just south of the US border. Most midline and value priced safes are manufactured in China, but Ray had the foresight to build his own facility in Mexico and utilize only American-made steel.

Steep tariffs were imposed on China manufactured safes by the Trump administration and continued under the Biden administration. The prices of components for the made-in-China safes have dramatically increased as well as the transportation costs to import the Chinese-made safes. Ray's decision to build his own facility in Mexico as opposed to importing Chinese-made safes has proven to be very insightful and beneficial for Champion Safe.

Ray is eager to expand his manufacturing operation and seize upon the growth opportunities in the safe business. Working closely with American Rebel Holdings CEO Andy Ross and American Rebel Safes President Nathan Findley, Ray has already installed a second paint line in his Nogales plant as well as two additional hinge assembly work stations. Ray has operated through many past economic cycles and he has found the safe business to be sound in good and bad economic times. Additionally, the current emphasis on safe storage and the additional working capital injected by American Rebel positions the Champion operation to grow significantly.

Champion Safe Co.



BENEFITS OF THE ACQUISITION

- Two Strong Additional Established Brands – Champion and Superior
- Additional Value Brand – Safe Guard Security Products
- Two Operating Factories with a Plan to Expand Throughput
- A Talented and Trained Workforce
- 350 Active Dealers
- 5 Points of Distribution
- Seniority with Buying Groups and Trade Shows

- Operational Continuity
- Company-Owned Retail Locations with Increased Margins
- 40+ Years in Design, Manufacturing and Distribution
- $20+ Million (projected) Top Line Revenue for 2022
- $2+ Million (projected) Net Operating Profit for 2022
- Pro Forma Profit in 2023
- Acquisition Closed on July 29, 2022

There’s one in every family, which one are you?

WWW.AMERICANREBEL.COM


Superior Safe
Company
Champion
AMERICAN REBEL

GROWING MARKET DEMAND

- FBI background checks in 2020 (39.7 million) surpassed previous annual record in 2019 (28.36 million) by 40%
- January and March 2021 were the 2 strongest months ever for background checks, topping 4 million for the first time
- 38,876,673 background checks in 2021 were similar to 2020's record-setting pace.
- FBI background check system is a proxy for nationwide gun sales
- Safe sales and concealed carry apparel sales correlate with gun sales
- Major safe manufacturers are struggling to fill demand


ANNUAL BACKGROUND CHECKS (NICS)
45,000,000
40,000,000
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021


MOST MONTHLY FBI BACKGROUND CHECKS
5,000,000
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Mar 2021
Jan 2021
Dec 2020
June 2020
Mar 2020
July 2020
Nov 2020

Source: Federal Bureau of Investigation (FBI)
NOTE: These statistics represent the number of firearm background checks initiated through the NICS. They do not represent the number of firearms sold. Based on varying state laws and purchase scenarios, a one-to-one correlation cannot be made between a firearm background check and a firearm sale.

Source: Federal Bureau of Investigation (FBI)

AMERICAN REBEL CEO - ANDY ROSS is proud to introduce their patriotically powered line of E-bikes - ***The E-Bike With An Attitude!***


2A
Second Amendment
Andy Ross
Andy Ross

MUSIC ARTIST - PATRIOT - ENTREPRENEUR - CEO - BOW HUNTER - TV HOST - AUTHOR - PUBLIC SPEAKER

PATRIOT 500

The Patriot 500 is being designed as a versatile all-around bike for riders who want to enjoy various riding styles on all types of terrain. The magnesium suspension and 26" off-road tires will absorb the shock providing a smooth ride. Ride it with pedal assist or let the motor take you on your next adventure in nature or just around town with this Class II electric bike. ***American Rebel - The E-Bike With An Attitude!***

Available in 3 color options

MADE IN THE USA*


AMERICANREBEL
USA
Traffic
Traffic

Model: 500 ARP	**Tire**: 26" X 2.1"
Style: Patriot 500	**Rims**: 36H Double Wall Aluminum
Frame: 6061-T6 Aluminum Hardtail	**Seat Post**: 27.2 X 350 Aluminum
Color: Matte Black	**Saddle**: 268 X 173mm
Motor: Geared 500W Hub	**Suspension**: Front Aluminum w/ Alloy Stanchions
Battery: 16 AH Samsung Lithium ION	**Maximum Speed**: 20 mph
Handlebar: 31.8 x 680 Riser Aluminum	**Range**: Up to 50 miles
Throttle: Thumb Throttle	**Charging Time**: 5 hours
Brakes: Hydraulic Brakes	**Frame Size**: 19"
Weight: 58 lbs.	***Made in the USA with Global Components**

AMERICAN REBEL
America's Patriotic Brand

FREEDOM 750

The Freedom 750 is designed to power through all types of weather and terrain. The 26” wide off-road tire offers superior stability and the Freedom lets everyone know you are a part of the American Rebel Patriotic Family. Pedal as much as you want with our Pedal Assist or let the motor do the work.

American Rebel - The E-Bike With An Attitude!

Available in 3 color options

MADE IN THE USA*


FREEDOM750
AMERICANREBEL
USA

Model: 750 ARP	**Tire**: 27.5” X 2.4”
Style: Freedom 750	**Rims**: 36H Double Wall Aluminum
Frame: 6061-T6 Aluminum Hardtail	**Seat Post**: 27.2 X 350 Aluminum
Color: Matte Black	**Saddle**: 268 X 173mm
Motor: Geared/Direct Drive 750W Hub	**Suspension**: Front Magnesium w/ Alloy Stanchions
Battery: 16 AH Samsung Lithium ION	**Maximum Speed**: 20 mph
Handlebar: 31.8 x 680 Riser Aluminum	**Range**: Up to 45 miles
Throttle: Thumb Throttle	**Charging Time**: 5 hours
Brakes: Hydraulic Brakes	**Frame Size**: 19”
Weight: 58 lbs.	***Made in the USA with Global Components**

AMERICAN REBEL

America's Patriotic Brand

REBEL 1000

Power up to trail riding's next level and rip the biggest trails like never before with the Rebel 1000. The Rebel 1000 is designed as a rugged machine to help the rider reach elevated ride quality on the trail. The Rebel has big mountain performance with a combination of responsiveness and capability making it our only bike worthy of the name Rebel. ***American Rebel - The E-Bike With An Attitude!***

Available in 3 color options

MADE IN THE USA*


REBEL1000
AMERICANREBEL
USA

Model: 1000 ARP	**Tire**: 27.5" X 2.8"
Style: Rebel 1000	**Rims**: 36H Double Wall Aluminum
Frame: 6061-T6 Aluminum Full Suspension	**Seat Post**: 27.2 X 350 Aluminum Alloy
Color: Matte Black	**Saddle**: 268 X 173mm
Motor: 1000W Mid-Drive	**Suspension**: Front & Rear Shocks w/ Alloy Stanchions
Battery: 16 AH Samsung Lithium ION	**Maximum Speed**: 28 mph
Handlebar: 31.8 x 680 Riser Aluminum	**Range**: Up to 40 miles
Throttle: Thumb Throttle	**Charging Time**: 5 hours
Brakes: Hydraulic Brakes	**Frame Size**: 19"
Weight: 62 lbs.	* **Made in the USA with Global Components**

AMERICAN REBEL
America's Patriotic Brand

AMERICAN REBEL™

America's Patriotic Brand

AMERICAN REBEL E-BIKES

- Global Market expected to grow to over $92 Billion by 2029 (12.6% CAGR)[1]
- North American market expected to grow by 12.5% CAGR to reach $1.62 Billion by 2027[2]
- New York City recently added a record 28.6 miles of new protected bike lanes across all five boroughs[3]
- American Rebel attends sporting goods buying group shows such as Nation's Best Sports and Sports, Inc.
- Many of our current 400+ accounts already carry or have an interest in carrying E-Bikes.
- Can sell direct to consumer via website, Amazon and through affiliate referral programs.
- Through a licensing agreement with Outlaw E-Bikes, we expect to access over 5,000 E-Bike dealers and contacts.
- We intend to donate a portion of the profits from sales to veterans' organizations such as Folds of Honor

[1] Fortune Business Insights, May 24, 2022

[2, 3] Mordor Intelligence - NORTH AMERICA E-BIKE MARKET - GROWTH, TRENDS, COVID-19 IMPACT, AND FORECASTS (2022 - 2027)

AMERICAN REBEL

UNIQUE MARKETING STRATEGY

Big Reach, Easy Scale


AmericanRebel.com
AndyRoss.com


2ND Amendment muscle car

In addition to traditional marketing, American Rebel has a unique asset in Andy's media reach.

MUSIC STREAMING/CDS

Internet Streaming and CD Sales

TV | RADIO | PRINT SOCIAL MEDIA

TV, Radio, Print & Social Media to promote the American Rebel Brand.

TRADE SHOWS LIVE EVENTS

Trade show appearances and live events are brand-building fan favorites.

UNIQUE LEVERAGING

YouTube iTunes Spotify MUSIC amazon music


COLD DEAD HAND
TIME TO FIGHT
SiriusXM
Patriot


THIS THURSDAY AT 10:15
AMERICAN REBEL
abc NEWS RADIO
THE WAYNE ALLYN ROOT SHOW
the RITA COSBY SHOW
AMERICAN SHOOTING JOURNAL
ANDY ROSS




AMERICAN REBEL™
CONCEALED AND SAFE
America's Patriotic Brand
CONCEALED AND SAFE

Thank You

- This presentation has been prepared by American Rebel Holdings, Inc. for informational purposes only. This presentation is not an offer to sell securities and is intended solely for the recipient to whom it has been sent directly. Under no circumstances should this presentation be copied or forwarded to any other person or entity.
- The information contained in this presentation is as of September 13, 2022 but is not guaranteed.
- The recipient of this presentation should rely solely on its own counsel and advisors for guidance and refer to the Company's Offering Documents prior to making any decision to invest in the Company.
- Delivery or transmission of this presentation to the recipient shall not be deemed to create or imply any fiduciary relationship between the Company, its Officers, Directors, or any of their affiliates, agents, attorneys, advisors or representatives, and the recipient or any of its affiliates, agents or representatives.
- This presentation is privileged and confidential, and its dissemination into the public domain is prohibited. Any such dissemination into the public domain would be detrimental to the Company and its business operations.
- After this presentation has been reviewed by the recipient, it should be destroyed or returned to the Company.

CONFIDENTIAL-DO NOT DISSEMINATE. This presentation contains confidential, trade-secret information and is shared only with the understanding that you will not share its contents or ideas with third parties without the express written consent of American Rebel Holdings,Inc.

Contact Information

INVESTOR RELATIONS | info@americanrebel.com | 913-303-3580 | AMERICANREBEL.COM